                                                                   EXHIBIT 10.4

                                 AMENDMENT NO. 1

         AMENDMENT NO. 1 dated as of March 31, 2005 ("Amendment") among TAL
INTERNATIONAL GROUP, INC., a Delaware corporation (the "Company"), the lenders party hereto (the "Lenders") and TRANSAMERICA ACCOUNTS HOLDING CORPORATION, as
Agent for the Lenders (the "Agent"), and amends the Credit Agreement dated as of
November 3, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, the Lenders and the
Agent.

                  WHEREAS, the Company and the Lenders desire to make certain amendments to the Credit Agreement, as more fully set forth herein.

                  NOW THEREFORE, in consideration of the above premises and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                  Section 1. DEFINITIONS; CONSTRUCTION. Terms defined in the
Credit Agreement and not otherwise defined herein are used herein as therein defined. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and
"including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or".

                  Section 2. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT.
Effective as of the date of this Amendment, the defined term "ELIGIBLE ASSIGNEE"
appearing in Section 1.1 of the Credit Agreement hereby is amended and restated
as follows:

                  "ELIGIBLE ASSIGNEE" means (a) if the effective date of the proposed assignment or participation of the Interim Loan, an Interim
         Note or any interest therein or herein is prior to the first anniversary of the Closing Date, (i) any Lender or any Affiliate of any
         Lender, or (ii) with respect to all other Persons, any Person to which the Company has given its prior written consent to an assignment or sale of a participation to such Person (such consent not to be unreasonably withheld or delayed); and (b) if the effective date of the proposed assignment or participation of the Interim Loan, a Interim
         Note or any interest therein or herein is on or after the first anniversary of the Closing Date, any Person, so long as such assignment is consummated in accordance with Law.

                  Section 3. AMENDMENT TO SECTION 10.2 OF THE CREDIT AGREEMENT.
Effective as of the date of this Amendment, Section 10.2 of the Credit Agreement hereby is amended by inserting the following new subsection 10.2.E at the end of such Section:

                  "E. In connection with any proposed assignment or
         participation by any Lender of its Interim Loan or its Interim Loan
         Commitment, (a) such Lender shall deliver written notice to the Company of such proposed assignment or participation prior to such Lender's commencement of any discussions or negotiations with any prospective assignee or participant; provided, that the provisions of this subsection (a) shall apply only prior to the earlier of (i) the time that the Company files a registration statement with the Commission or
         (ii) the time that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and (b) the
         Company agrees, so long as such Person agrees to be bound by the provisions of Section 10.22 hereof as if it were an original signatory hereto and as long as such Person is an Eligible Assignee, (i) to provide to the prospective assignee or participant all information reasonably requested by any such Person with respect to the business, results of operations, properties, assets or financial condition of the
         Company and its Subsidiaries and (ii) to make available the senior officers and representatives of the Company and its Subsidiaries for such meetings as any such Person may reasonably request from time to time during normal business hours."

                  Section 4. AGREEMENT IN RESPECT OF SECTION 5.1(A)(1).
Effective as of the date of this Amendment, the Lenders and the Company hereby agree that the Company shall deliver to the Agent the quarterly and annual financial information required by Section 5.1(a)(1) of the Credit Agreement for the Company's fiscal quarter and fiscal year ending December 31, 2004 on or prior to May 15, 2005, and such deliveries shall fulfill the Company's obligations under such Section 5.1(a)(1) in respect of the Company's fiscal quarter and fiscal year ending December 31, 2004.

                  Section 5. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following, unless waived by the Lenders, in their sole discretion, shall constitute conditions precedent to the effectiveness of this
Amendment:

                  (a) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Company.

                  Section 6. REPRESENTATIONS AND WARRANTIES. To induce the
Lenders to enter into this Amendment, the Company represents and warrants to the
Lenders that:

                  (a) Authority. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under this Amendment (i) are within its corporate power and authority,
         (ii) have been duly authorized by all necessary corporate proceedings,
         (iii) do not conflict with or result in any breach or contravention of any material provision of applicable law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit by which the Company is bound so as to materially adversely affect the assets, business or any activity of the
         Company, (iv) do not conflict with any provision of the certificate of incorporation or bylaws of the Company or any indenture, mortgage, deed of trust, credit agreement, loan agreement, or any other material agreement, contract or instrument binding upon the Company, (v) do not require any waivers, consents or approvals by any of its creditors which have not been obtained, or (vi) do not require any material approval which has not been obtained.

                  (b) Enforceability of Obligations. This Amendment and the
         Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except to the

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         extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent convenyance, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) No Event of Default. No Event of Default or Default has
         occurred and is continuing.

                  Section 7.        REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.
                                    -----------------------------------------

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this
         Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

                  (b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Company, the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the
         Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  (c) Nothing herein shall be deemed to entitle the Company, the
         Lenders or the Agent to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or differing circumstances.

                  (d) This Amendment shall be a Loan Document for all purposes.

                  Section 8. BENEFITS OF AMENDMENT. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Credit Agreement.

                  Section 9. INTERPRETATION. The Article and Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.

                  Section 10. EXECUTION IN COUNTERPARTS. This Amendment may be
executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.
Faxed signatures of this Amendment shall be binding for all purposes.

                  Section 11. SEVERABILITY. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

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                  Section 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  Section 13. EXPENSES. The Company agrees to pay the reasonable and documented fees, expenses and disbursements of Gibson, Dunn & Crutcher LLP, special counsel for the Agent, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

                  Section 14. NO COURSE OF DEALING. The execution and delivery of this Amendment shall not establish a course of dealing among the Lenders and the Agent, on the one hand, and the Company, on the other, or in any other way obligate the Lenders to hereafter provide any further amendments, waivers, or consents of any kind to the Company.

                  Section 15. ARM'S LENGTH AGREEMENT. Each of the parties to this Amendment agrees and acknowledges that this Amendment has been negotiated in good faith, at arm's length, and not by any means forbidden by law.

                  Section 16. ENTIRE AGREEMENT. This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                           [Signature page to follow.]

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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                               TAL INTERNATIONAL GROUP, INC.

                               By:   /s/ A. Richard Caputo, Jr.
                                   -----------------------------------
                               Name:  A. Richard Caputo, Jr.
                               Title: Vice President

                               TRANSAMERICA ACCOUNTS HOLDING
                               CORPORATION, AS AGENT AND SOLE LENDER

                               By:   /s/ Vincent Hillery
                                   -----------------------------------
                               Name:  Vincent Hillery
                               Title: Executive Vice President